--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) October 1, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2002-KS6)


                    Residential Asset Securities Corporation
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-76376               51-0362653
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation)                        File Number)          Identification No.)

                        8400 Normandale Lake Blvd. 55437
                              Suite 250 (Zip Code)
                             Minneapolis, Minnesota
                        (Address of Principal Executive
                                    Offices)


     Registrant's telephone number, including area code, is (952) 832-7000


--------------------------------------------------------------------------------

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     10.1 Pooling and Servicing  Agreement,  dated as of September 1, 2002 among
Residential  Asset  Securities  Corporation,   as  seller,  Residential  Funding
Corporation, as master servicer and JPMorgan Chase Bank, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION


                                            By:  /s/ Benita Bjorgo
                                            Name:  Benita Bjorgo
                                            Title: Vice President

Dated: October 14, 2002